Exhibit 24.1

Power of Attorney

I, Amy Butte, of 200 Clarendon Street, 37th Floor, Boston, MA 02116, hereby appoint Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements and other filings of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Amy Butte

Name:	Amy Butte

Title:	Director

Date:	6/27/2023

Power of Attorney

I, Michael Boyle, of 200 Clarendon Street, 37th Floor, Boston, MA 02116, hereby appoint Michael Ewald, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements and other filings of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Michael Boyle

Name:	Michael Boyle

Title:	Director and President

Date:	6/29/2023

Power of Attorney

I, Sally Dornaus, of 200 Clarendon Street, 37th Floor, Boston, MA 02116, hereby appoint Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements and other filings of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service the Chief Financial Officer of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Sally Dornaus

Name:	Sally Dornaus

Title:	Chief Financial Officer

Date:	6/28/2023

Power of Attorney

I, Michael A. Ewald, of 200 Clarendon Street, 37th Floor, Boston, MA 02116, hereby appoint Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements and other filings of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Michael Ewald

Name:	Michael Ewald

Title:	Director and Chief Executive Officer

Date:	6/27/2023

Power of Attorney

I, David A. Fubini, of 200 Clarendon Street, 37th Floor, Boston, MA 02116, hereby appoint Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements and other filings of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ David Fubini

Name:	David Fubini

Title:	Director

Date:	6/28/2023

Power of Attorney

I, Jeffrey B. Hawkins, of 200 Clarendon Street, 37th Floor, Boston, MA 02116, hereby appoint Michael Ewald, Michael Boyle, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements and other filings of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jeff Hawkins

Name:	Jeff Hawkins

Title:	Director

Date:	6/27/2023

Power of Attorney

I, Thomas A. Hough, of 200 Clarendon Street, 37th Floor, Boston, MA 02116, hereby appoint Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements and other filings of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Thomas Hough

Name:	Thomas Hough

Title:	Director

Date:	6/28/2023

Power of Attorney

I, Jay Margolis, of 200 Clarendon Street, 37th Floor, Boston, MA 02116, hereby appoint Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements and other filings of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jay Margolis

Name:	Jay Margolis

Title:	Director

Date:	6/27/2023

Power of Attorney

I, Clare S. Richer, of 200 Clarendon Street, 37th Floor, Boston, MA 02116, hereby appoint Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements and other filings of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Clare Richer

Name:	Clare Richer

Title:	Director

Date:	6/27/2023